Global Hunter Energy Conference June 25, 2014 Exhibit 99.1

Forward Looking Statements
NYSE: HNR www.harvestnr.com

Cautionary Statements:
Certain statements in this presentation are forward-looking and are based upon Harvest’s current belief as to the outcome and timing of future events. All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest’s outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest’s concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest’s Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest’s actual results and plans could differ materially from those expressed in the forward-looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements.
Harvest may use certain terms such as resource base, contingent resources, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2013 Annual
Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC’s website at www.sec.gov.
Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. Prospective resources are those quantities of hydrocarbons which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. They indicate exploration opportunities and development potential in the event a discovery is made and should not be construed as contingent resources or reserves. The contingent and prospective resources included in this presentation were internally developed by Harvest Natural Resources.

About Harvest
NYSE: HNR www.harvestnr.com

Market Data
Exchange/Ticker NYSE: HNR
Market Capitalization * $ 215  MM
Enterprise Value * $ 197 MM
Cash (03/31/2014) $ 17.6  MM
Debt  (03/31/2014) $      0   MM
Shares Outstanding 42.1  MM
Institutional Ownership 72.5%
*
As of  June 20, 2014

Highlights
NYSE: HNR www.harvestnr.com

Venezuela continues strong production growth
Up 11% in 2013
Current production 45,000 bopd, up 13% vs. 2013 average
Venezuela sale pending government approval
Estimated $220 million net proceeds after tax and other costs
Gabon valuation improving based on success
“2 for 2” exploration discoveries in 2011 and 2013
Moving toward development of four oil fields already discovered
3  party Contingent Resources Report confirms discovered volumes
Acquired new 3D seismic on outer third of block
New 3D confirms the much larger structures seen on 2D
Exit from Indonesia and China blocks
rd

HARVEST

PETRODELTA PROPERTIES
OIL FIELDS
PROSPECTS
PRODUCTION PLANT
PIPELINES
Tucupita
Bombal
Uracoa
Temblador
El Salto
Jobo
Pilon
Isleño
Morichal
Orinoco Heavy
Oil Belt
VENEZUELA
COLOMBIA
BRAZIL

	2010	2011	2012	2013
Production (MMBOE, Gross)	8.9	11.8	13.5	15.0
Proved Reserves (MMBOE, net to Harvest)	50.0	43.3	38.4	20.7
2P Reserves (MMBOE, net to Harvest)	103.6	103.8	100.2	62.2
3P Reserves (MMBOE, net to Harvest)	220.6	210.5	204.6	125.1

Venezuela – Petrodelta
NYSE: HNR www.harvestnr.com

20.4% Equity Interest in Petrodelta
Six fields, 9.9 billion barrels of gross
oil-in-place
Growth underway
Current production rate of 45,000
bopd
Successful development program
ongoing in Temblador, Isleño and
El Salto
El Salto producing 23,500 bopd
Isleño producing 3,500 bopd from
five horizontal wells
Six drilling rigs operating
Sale of entire interest progressing
Sold 11.6% interest in Dec 2013 for
$125 million
Pending close of sale of remaining
20.4% interest for $275 million
Net proceeds after tax and closing
costs estimated $220 million
Subject only to Venezuela
government approval
South Monagas Unit (SMU): Uracoa, Tucupita, Bombal
New
Fields:
El Salto, Temblador, Isleño
Total Area Petrodelta’s Fields: 1000.03 Km
2

HARVEST

Lucina
Etame
GABON
M'Bya
GMC-1X
Dussafu 3D 1994
20 m
Moubenga
Walt Whitman
50 m
Ruche
Tortue
100 m
Outboard 3D 2013
200 m
1000 m
500 m
Yombo
0 5 10 20 Kilometers
Gabon
Congo
Atlantic Ocean
Congo (DR)
Angola

Gabon – Dussafu Block
NYSE: HNR www.harvestnr.com

680,000 acre PSC, Offshore Gabon
Harvest 66.667% operated interest
3     Exploration Period
Extends to May 27, 2016
Work commitments fulfilled
Key Harvest Activities
Discovered Ruche (2011) and Tortue
(2013)
Contingent Resources Report (2014)
Development of the four oil discoveries
Cluster development planned
Declaration of Commerciality by partners
in March 2014
Application for Exclusive Exploitation
Area submitted
New 3D Seismic in 2013
Improves imaging over current
discoveries
Confirms the much larger Dentale
structures seen on 2D
Improved imaging of new targets below
the Dentale
HNR DUSSAFU BLOCK
GAMBA PROSPECTS/LEADS
OTHER PROSPECTS/LEADS
OIL FIELDS
GAS DISCOVERY
rd

Cluster Development of Oil Discoveries
NYSE: HNR www.harvestnr.com

Contingent Resources Report
1C:  17.0 mmbo gross
2C:  36.3 mmbo gross
3C:  70.6 mmbo gross
Work-In-Progress
Subsurface engineering
Project and facilities engineering
Logistics planning
Well completion design
Equipment selection
First production by mid 2016
Development application submitted
First oil 21 months after project sanction
Drilling commences 4Q 2015
FPSO installed 2Q 2016
Continued development of nearby prospects
Well and facility layout
for sub-sea tiebacks to
FPSO at  Ruche
Contingent Resources Report prepared by Gaffney, Cline & Associates  with an effective date of December 31, 2013 based on the development plan provided by Harvest in November 2013 using
SPE/PMRS guidelines. The report concludes that the potentially recoverable volumes are classified as Contingent Resources pending a Declaration of Commerciality and government approval of the
Field Development Plan.

1.200
1.300
1.400
1.500
1.600
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
2.700
Salt
Poor image under salt
Mobile Shale
Gamba
Dentale

2009 CGGV Reprocessing of 1994 3D
NYSE: HNR www.harvestnr.com

2009 CGGV Reprocessing of 1994 3D – reveals Dentale stratigraphy  - discoveries identified
Tortue
DTM-1/ST1
Ruche
DRM-1/ST2
Hibiscus
HIBM-1

HARVEST

1.200
1.300
1.400
1.500
1.600
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
2.700
Salt
Gamba
Dentale
Mobile Shale
Noise and multiples removed

2013 Outboard 3D PSTM Preliminary NYSE: HNR www.harvestnr.com 9 Improved image – Final data may show further extension of Ruche under salt Tortue DTM-1/ST1 Ruche DRM-1/ST2 Hibiscus HIBM-1

HARVEST

HIBM-1
DUSM-1
MYM-1
[redacted]
DTM-1
[redacted]
DTM-1ST1
TCBM-1

Dussafu Prospects – 2009
NYSE: HNR www.harvestnr.com

2009 Seismic Reprocessing
Improved imaging and velocity model vs
1994
Improved structural interpretation
Resulted in Ruche and Tortue discoveries
Ruche
Tortue

HARVEST

45-63
MMBO
15-21
MMBO
27-68
MMBO
34-48
MMBO
Ruche
Tortue
HBM-1
DRM-1ST
DRM-1
DRM-1ST1
DUSM-1
MYM-1
DTM-1
DTM-1ST1
TCBM-1

Lead identified
on new 3D
Dussafu Prospects – 2013
NYSE: HNR www.harvestnr.com

2013 Seismic Reprocessing
Improved imaging and velocity model
Further improved structural interpretation
2009 prospects refined and highgraded
De-risking improves chance of success for
numerous potential tie-ins

HARVEST

A
3 km
1.300
1.400
1.500
1.600
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
Salt
Dentale
Mobile Shale

B
3 km
1.300
1.400
1.500
1.600
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
Salt
Dentale
Mobile Shale

Potential Tie-In NE of Tortue NYSE: HNR www.harvestnr.com 12 Structure recognized on new 3D based on improved imaging Tortue B A Existing Prospects New Lead Gamba Dentale 5 km

HARVEST

Tortue
200-500 MMBO
50-100 MMBO
110-250 MMBO
140-270 MMBO
200 m
500 m
20 km

Outboard Leads Based on 2D
Dussafu Outboard Leads
NYSE: HNR www.harvestnr.com

New 3D shot in 4Q 2013
Preliminary PSTM 3D data
received
Confirms presence of Dentale
leads
Syn-rift prospectivity revealed
below Dentale
Final 3D PSDM expected in
August 2014

HARVEST

Ruche & Tortue
Walt Whitman
2013 Outboard 3D
Reprocessed 1994 3D
Outboard
Salt
Gamba
Dentale

Outboard of the Harvest-discovered Tortue and Ruche fields, the transition to a thickened Dentale section with larger folds allows for potential prospect sizes in the hundreds of millions of barrels.

New Plays Confirmed by New 2013 3D NYSE: HNR www.harvestnr.com 14 Structural cross-section across Dussafu Syn-rift Fault Blocks

HARVEST

10 km
Salt
Dentale
Mobile Shale
Syn-rift
Fault Blocks

2013 Outboard 3D – Dip Line PSTM NYSE: HNR www.harvestnr.com 15 Tortue/Ruche 1994 3D Coverage Limit Prospectivity in Dentale folds and Syn-rift blocks

1.600
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
2.700
2.800
2.900
3.000
3.100
3.200
3.300
3.400
3.500
3.600
3.700
3.800
3.900
Salt
Mobile Shale
15 km

Example Outboard Leads (3D PSTM) NYSE: HNR www.harvestnr.com 16 Lead 1 Lead 2 Strike Line View

Lead 1
1.300
1.400
1.500
1.600
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
2.700
2.800
2.900
3.000
3.100
3.200
3.300
3.400
Salt
Dentale
Mobile Shale
4 km

Lead 2
1.300
1.400
1.500
1.600
1.700
1.800
1.900
2.000
2.100
2.200
2.300
2.400
2.500
2.600
2.700
2.800
2.900
3.000
3.100
3.200
3.300
3.400
Salt
Dentale
Mobile Shale
4 km

Example Outboard Leads (3D PSTM) Example Outboard Leads (3D PSTM) NYSE: HNR www.harvestnr.com 17 Dip Line View

Why Invest in Harvest?
NYSE: HNR www.harvestnr.com

Catalyst-Rich in Near Term and Beyond
Debt-free
Currently trading at less than the net proceeds expected
from the sale of Venezuela business
Gabon Dussafu block provides solid value and compelling
upside
Contingent resources confirmed
Booked reserves only pending project approval
Development planning progressing
First production planned for mid-2016
New 3D confirms the much larger structures and new play
outboard